SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 31, 2017

WONHE HIGH-TECH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-54744	26-0775642
(State of other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Room 1001, 10th Floor, Resource Hi-Tech Building South Tower

No.1 Songpingshan Road, North Central Avenue North High-Tech Zone

Nanshan District, Shenzhen, Guangdong Province, P.R. China 518057

(Address of principal executive offices) (Zip Code)

852-2815-0191

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On July 31, 2017 the Registrant’s Australian subsidiary, Wonhe Multimedia Commerce Ltd. (“Wonhe Multimedia”), filed with the Australian Stock Exchange a Quarterly Report for Entities Subject to Listing Rule 4.7B, setting forth information regarding the cash flows of Wonhe Multimedia during the quarter ended June 30, 2017. A copy of the Report is being filed as an exhibit to this Current Report.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Quarterly Report for Entities Subject to Listing Rule 4.7B filed by Wonhe Multimedia Commerce Ltd. for the quarter ended June 30, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WONHE HIGH-TECH INTERNATIONAL, INC.

Dated: July 31, 2017	By:	/s/ Nanfang Tong
Nanfang Tong
Chief Executive Officer

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